UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2011

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250

Lexington, Kentucky 40503

(Address of principal executive office) (Zip Code)

(859) 389-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

Imminent Danger Order Vacated

On June 30, 2011, Rhino Resource Partners LP (the “Rhino”) filed a current report on Form 8-K relating to, in part, the receipt by its subsidiary, Hopedale Mining LLC, of an imminent danger order issued by the Mine Safety and Health Administration (“MSHA”) on June 28, 2011.  MSHA subsequently determined that the condition giving rise to the order did not constitute an imminent danger, and on July 5, 2011 vacated the order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC,
Its General Partner

Dated: July 8, 2011	By:	/s/ Joseph R. Miller
Name: Joseph R. Miller
Title: Vice President, Secretary and General Counsel